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                                                                  Exhibit 10.4.1













                               EIGHTH AMENDMENT TO
                           THIRD AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                       COLONIAL REALTY LIMITED PARTNERSHIP


     THIS EIGHTH AMENDMENT (this "Eighth Amendment") TO THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF COLONIAL REALTY LIMITED PARTNERSHIP (as amended by Amendments dated as of January 5, 2000, as of January 25, 2000, as of August 28, 2000, as of April 17, 2001, as of June 19, 2001, as of April 30, 2003 and as of February 18, 2004, collectively, the "Partnership Agreement"), dated as of March 14, 2005, is entered into among Colonial Properties Trust, as general partner (the "General Partner") of Colonial Realty Limited Partnership (the "Partnership"), for itself and on behalf of the limited partners of the Partnership (the "Limited Partners"), and each of the holders of the Series B Preferred Units.

     WHEREAS, the General Partner desires to, and each holder of Series B Preferred Units desires to consent to, amend the Partnership Agreement to amend the terms of the Series B Preferred Units to make the Series B Preferred Units callable on or after August 24, 2009 rather than February 24, 2009, as currently provided in Exhibit H to the Partnership Agreement.

     NOW, THEREFORE, in consideration of good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the General Partner hereby amends the Partnership Agreement, as follows:

     1. Amendment to Exhibit H to Partnership Agreement. Exhibit H to the Partnership Agreement is hereby amended by deleting the reference to "February 24, 2009" in Section 4(a) of Exhibit H and replacing such reference with "August 24, 2009."

     2. Certain Capitalized Terms. All capitalized terms used in this Eighth Amendment and not otherwise defined shall have the meanings assigned in the Partnership Agreement. Except as modified herein, all terms and conditions of the Partnership Agreement shall remain in full force and effect, which terms and conditions the General Partner hereby ratifies and affirms.

     3. Approval. To the extent such approval or consent is required pursuant to
Section 5(b)(iii) of Exhibit H or any other provision of the Partnership

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Agreement, each of the undersigned holders of Series B Preferred Units, constituting 100% of the holders of the issued and outstanding Series B Preferred Units, hereby approves and consents to the amendment of the Partnership Agreement set forth in this Eighth Amendment and the other transactions contemplated hereby.

     4. Conforming Amendment. The General Partner shall present to its board of trustees an amendment (the "Proposed Amendment") to the articles supplementary for the 7.25% Series B Cumulative Redeemable Perpetual Preferred Shares to delete the reference to "February 24, 2009" in ARTICLE SECOND, Section 5(a) of such articles supplementary and replace such reference with "August 24, 2009." If the board of trustees approves the Proposed Amendment (and all other necessary corporate and contractual approvals, if any, are obtained), the General Partner shall file the Proposed Amendment with the appropriate state offices in Alabama. The General Partner shall use reasonable efforts to complete the actions in this Section 4 within 60 days after the date hereof.

                      [Signatures appear on following page]


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     IN WITNESS  WHEREOF,  the undersigned has executed this Eighth Amendment as of the date first set forth above.

                            COLONIAL PROPERTIES TRUST,
                            as General Partner of
                            Colonial Realty Limited Partnership


                            By:       /s/ Weston Andress
                               -------------------------------------------------
                            Name:     Weston Andress
                            Title:    Chief Financial and Investment Officer


                            Series B Preferred Unit Holders:

                            BELAIR REAL ESTATE CORPORATION


                            By:       /s/ Thomas Faust
                               -------------------------------------------------
                            Name:     Thomas Faust
                            Title:    Executive Vice President

                            BEL ALLIANCE PROPERTIES LLC


                            By:       /s/ Thomas Faust
                               -------------------------------------------------
                            Name:     Thomas Faust
                            Title:    Manager

                            BEL ALLIANCE APARTMENTS LLC


                            By:      /s/ Thomas Faust
                               -------------------------------------------------
                            Name:     Thomas Faust
                            Title:    Manager


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                            BELPORT REALTY CORPORATION


                            By:       /s/ Thomas Faust
                               -------------------------------------------------
                            Name:     Thomas Faust
                            Title:    Executive Vice President

                            BELSHIRE REALTY CORPORATION


                            By:       /s/ Thomas Faust
                               -------------------------------------------------
                            Name:     Thomas Faust
                            Title:    Executive Vice President